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                                  EXHIBIT 23.3


                      CONSENT OF DANIELSON ASSOCIATES INC.

     We hereby consent to the inclusion of our fairness opinion dated November 17, 1997 as an Exhibit to Century Financial Corp./Citizens Bancshares Proxy Statement/Prospectus and to the references to our firm contained herein.

                                            DANIELSON ASSOCIATES, INC.


                                            By: /s/ JONATHAN HOLTAWAY


                                            ------------------------------------

                                            Jonathan Holtaway


Rockville, Maryland

April 6, 1998